1 THURSDAY, SEPTEMBER 10, 2015 Exhibit 99.1

2 Glenn Rufrano Chief Executive Officer

3 Forward-Looking Statements www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT, Inc.’s (“VEREIT”) expectations regarding future events. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements, and any statements regarding VEREIT’s future financial condition, results of operations and business are also forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in its forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; our ability to optimize our real estate portfolio through appropriate dispositions and other adjustments, which would include increasing our investment-grade tenancy percentage; our ability to achieve our goals for our investment management business, Cole Capital®, VEREIT’s ability to meet its 2015 guidance; the unpredictability of the business plans and financial condition of VEREIT’s tenants; the inability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law. Tenants, Trademarks and Logos VEREIT, Inc. is not affiliated with, is not endorsed by, does not endorse and is not sponsored by or a sponsor of the products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies.

4 Overview Full service real estate operating company » Transactions » Operations » Portfolio analysis and management www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Investment management capability » Cole Capital® Roadmap to investment grade metrics Commitment to best-in-class corporate governance All data as of 06/30/2015 and based on annualized rental income unless otherwise noted.

5 Glenn Rufrano Chief Executive Officer Thomas W. Roberts Executive Vice President, Real Estate Paul McDowell President, Office & Industrial Group Brian McGlynn Senior Vice President, Underwriting Glenn Kindred Executive Vice President, Restaurants Karen Halpert Senior Vice President, Head of Property Management Brett Sheets Senior Vice President, Leasing Mark Selman Senior Vice President, Asset Management Full-Service Real Estate Operating Company

6 Full Service Real Estate Operating Company www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc.

7 Glenn Rufrano Chief Executive Officer Thomas W. Roberts Executive Vice President, Real Estate Paul McDowell President, Office & Industrial Group Brian McGlynn Senior Vice President, Underwriting Mark Selman Senior Vice President, Asset Management

8 INDUSTRIAL OFFICE Sourcing TRANSACTION TYPE www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. ASSET ALLOCATION Each potential investment goes through the Asset Allocation Process to ensure fairness in distribution. RETAIL SHOPPING CENTERS Straight Acquisitions Sale-Leasebacks Build-to-Suits Joint Ventures SOURCES Brokers Developers Other

9 Breaking Down the Essentials www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. THE DEAL THE TENANT REAL ESTATE FULL CYCLE REVIEW

10 Property Criteria: Retail www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Main retail traffic thoroughfare Strong regional demographics Highly visible with optimal access to customer base

11 Property Criteria: Office www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Strategic location for corporate operations Newer construction in favorable office park Strong 10-mile demographics and local business environment Downtown CBD location

12 Property Criteria: Industrial www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Close proximity to major freeways and interstate highways Ability to accommodate modern freight handling processes Quality industrial park

13 Execution: The Acquisition www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc.

14 Disposition Strategy: Portfolio Review www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Portfolio Review Property Review Portfolio Level » Risk-adjusted returns » Diversification Property Level » Control » Non-core

15 Culling Process www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. NON-CONTROLLED JVs NON-CORE FLAT LEASES RESTAURANTS

16 Execution: The Disposition SOURCES www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Brokers Direct 1031 Exchange REITs Institutional Investors BUYERS NON-CONTROLLED JVs NON-CORE RESTAURANTS FLAT LEASES Foreign Investors Private Investors Private Equity

17 Disposition Case Study: Apollo/University of Phoenix Acquisition www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Purchase Date 3/24/2011 Purchase Price1 $170,000,000 Cap Rate at Acquisition 7.05% Lease Term 20 years Transaction Type Sale-Leaseback Marketed by Bank of America Merrill Lynch Disposition Date 2/24/2015 Disposition Price $183,000,000 Cap Rate at Disposition 7.07% Transaction Straight sale Marketed through CBRE Total Return on Initial Investment 2: 27.4% 1) Represents price paid by Cole Real Estate Investments (“Cole”). 2) Equals the sum of (i) property net cash flow, which represents rental and property expense reimbursement payments, net of payments of operating expenses, capital improvements, debt repayment and interest expense, from the Cole acquisition date through disposition date and (ii) the sales price, less disposition costs, the Cole purchase price and Cole acquisition expenses, divided by the Cole purchase price, including Cole acquisition expenses.

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20 Glenn Rufrano Chief Executive Officer Glenn Kindred Executive Vice President, Restaurants Karen Halpert Senior Vice President, Head of Property Management Brett Sheets Senior Vice President, Leasing Mark Selman Senior Vice President, Asset Management

21 Active Portfolio Management: A Holistic Approach www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc.

22 Active Portfolio Management: Asset Management www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. » Monitor Portfolio and Property Metrics » Enhance Portfolio and Property Values » Long-Term Property & Portfolio Strategy » Re-position Assets

23 Active Portfolio Management: Asset Management www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Property Level » Current rents vs. Market rents » Store level performance » Demographics » NOI growth Portfolio Level » Key economic metrics » Property type diversification » Concentration diversification » Macro trends Portfolio Review Property Review

24 Active Portfolio Management: Property Management www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. » Maintain Properties » Tenant Relations » Lease Compliance (Landlord and Tenant) » Construction Management » Budget Preparation and Oversight of Financial Performance » CAM Billing and Reconciliations » Ancillary Revenue Generation

25 Active Portfolio Management: Leasing www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. » Lease Transactions » Tenant Retention Strategies » Market Knowledge » Tenant Relationships » Potential Re-Use Demand

26 Solution Case Study: Single-Tenant Retail Situation www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. » Traditional store size of 25,000 SF too small; model now calls for 45,000 SF » Lease termination expensive » Remaining lease term too short to sublease » Austin (A): Placed Savers as sub-tenant » Austin (B): New 10-year lease with better credit tenant » San Antonio: New 15- year lease with rent growth and strong 1031 demand Result: » Functionally obsolete stores for one tenant become functional for three other tenants Photo of property shown is representative of the case study.

27 Solution Case Study: Anchored Shopping Center Situation www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. » Replace anchor tenant The Great Indoors with better traffic generator at Arizona power center » Engaged potential new anchor tenant early in process » Signed Walmart to a new 20-year lease Result: » Exceeded pro forma and improved credit quality » Signed seven additional new tenants, adding over $500,000 of annual NOI

28 Solution Case Study: Restaurant Situation www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. » Older building located in strong market with lease expiring » Small franchisee unable to fund capital expenditures required to extend franchise agreement » Principal of tenant entity was in financial distress » Leveraged franchisor relationship to keep property open » New franchisee identified; executed long-term lease without rent reductions Result: » New franchisee committed to renovate store and extend existing 14 year lease to 20 years Photo of property shown is representative of the case study.

29 Solution Case Study: Office Situation www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. » Property was leased to Invesco Holding Co. through October 2016 » Invesco vacated the property and subleased it to MDC Holdings » Executed 10-year lease with 2% annual rent bumps with MDC Result: » New lease with strong tenant » No outside broker or tenant improvement costs; No down time in rent payments

30 Solution Case Study: Industrial Situation www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. » TJX Companies was interested in extending its flat lease to 20 years » Blend and Extend: Extended lease to 20 years; reduced starting base rent and included 1.5% annual rent increases Result: » Longer-term lease with credit tenant provides optionality » No outside broker or tenant improvement costs

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33 Glenn Rufrano Chief Executive Officer Thomas W. Roberts Executive Vice President, Real Estate Paul McDowell President, Office & Industrial Group Glenn Kindred Executive Vice President, Restaurants Brian McGlynn Senior Vice President, Underwriting Mark Selman Senior Vice President, Asset Management The Future VEREIT Portfolio

34 Enhancing the Current Portfolio www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc.

VEREIT INVESTOR DAY 2015

Property Type Analysis: Single-Tenant Retail

RETAIL STATISTICS *(Square feet in thousands)*

NUMBER OF SINGLE-TENANT RETAIL PROPERTIES	2,089
SQUARE FOOTAGE	30,767
WEIGHTED AVERAGE REMAINING LEASE TERM	11.9 YEARS
PERCENT INVESTMENT GRADE	59.4%
PERCENT FLAT LEASES	32.8%
PERCENT NNN LEASES	72.1%
PERCENT NN LEASES	27.8%

OCCUPANCY COST

	Occupancy Cost[1]	VEREIT Target %
Automotive	9.3%	8-10%
Discount	6.6%	6-8%
Grocery & Supermarket	3.0%	2-4%
Home & Garden	2.3%	2-4%
Pharmacy	5.3%	4-6%

1) Calculated as Contract Rental Revenue divided by property level sales for the year ended December 31, 2014. Property level sales are based on sales reports provided by tenants of single-tenant retail and restaurant properties. Data presented for properties owned by the Company and for which the Company received sales data for the entirety of 2014, including those owned by Cole for the period beginning January 1, 2014 through February 7, 2014, the date of merger, and 522 Red Lobster Properties during the year ended 2014. For the 522 Red Lobster properties, the occupancy cost represents aggregate year one contract rent, including any ground lease rent payments, divided by the sales data for the period beginning December 1, 2013 through November 30, 2014. Property level sales data was collected for 29% of the properties owned for the entirety of 2014, including those owned by Cole for the period beginning January 1, 2014 through February 7, 2014 and the 522 Red Lobster properties. See Definitions for the reconciliation of Contract Rental Revenue for the year ended December 31, 2014 to the nearest GAAP measure.

Tractor Supply Portfolio (39)

20 States | $117.2 M[2]



803,036 SF	8.2% Cap Rate
Avg. Rental Increases:	9.0% every 5 Yrs.
Avg. Lease/ Avg. Remaining:	14.5/9.6 Years
Credit Rating (S&P):	NR

Advance Auto Parts

Houston, TX | $1.4 M[2]


Advance Auto Parts

7,000 SF	8.7% Cap Rate
Rental Increases:	Flat
Lease/Remaining:	12.2/6.7 Years
Credit Rating (S&P):	BBB-

LA Fitness

Indianapolis, IN | $8.2 M[2]



42,148 SF	9.1% Cap Rate
Rental Increases:	CPI
Lease/Remaining:	15.0/9.2 Years
Credit Rating (S&P):	B

Walgreens

Denver, CO | $4.9 M


Walgreens
PHARMACY

13,300 SF	7.2% Cap Rate
Rental Increases:	Flat
Lease/Remaining:	20.1/18.7 Years
Credit Rating (S&P):	BBB

2) Purchase price represents the price paid by Cole prior to the merger date.

35 www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc.

Property Type Analysis: Restaurants

VEREIT INVESTOR DAY 2015

RESTAURANT STATISTICS *(Square feet in thousands)*

NUMBER OF RESTAURANT PROPERTIES	2,170
SQUARE FOOTAGE	11,057
WEIGHTED AVERAGE REMAINING LEASE TERM	16.1 YEARS
PERCENT INVESTMENT GRADE	2.7%
PERCENT FLAT LEASES	7.9%
PERCENT NNN LEASES	99.6%

OCCUPANCY COST

	Occupancy Cost[1]	VEREIT Target %
Casual Dining	7.4%	7-8%
Family Dining	7.5%	6.75-7.75%
Quick Service	7.6%	7.5-8.5%

1) Calculated as Contract Rental Revenue divided by property level sales for the year ended December 31, 2014. Property level sales are based on sales reports provided by tenants of single-tenant retail and restaurant properties. Data presented for properties owned by the Company and for which the Company received sales data for the entirety of 2014, including those owned by Cole for the period beginning January 1, 2014 through February 7, 2014, the date of merger, and 522 Red Lobster Properties during the year ended 2014. For the 522 Red Lobster properties, the occupancy cost represents aggregate year one contract rent, including any ground lease rent payments, divided by the sales data for the period beginning December 1, 2013 through November 30, 2014. Property level sales data was collected for 29% of the properties owned for the entirety of 2014, including those owned by Cole for the period beginning January 1, 2014 through February 7, 2014 and the 522 Red Lobster properties. See Definitions for the reconciliation of Contract Rental Revenue for the year ended December 31, 2014 to the nearest GAAP measure.

Burger King

Anchorage, AK | $1.3 M



2,805 SF	8.8% Cap Rate
Rental Increases:	10.0% every 5 yrs.
Lease/Remaining:	14.0/11.8 Years
Credit Rating (S&P):	NR

Cracker Barrel

San Antonio, TX | $3.4 M[2]



9,984 SF	9.5% Cap Rate
Rental Increases:	1.75% Annually
Lease/Remaining:	20.1/14.1 Years
Credit Rating (S&P):	NR

Olive Garden

Altamonte Springs, FL (Orlando MSA) | $5.6 M



7,863 SF	6.9% Cap Rate
Rental Increases:	2.0% Annually
Lease/Remaining:	20.0/19.1 Years
Credit Rating (S&P):	BBB-

Fleming's

Englewood, CO (Denver MSA) | $4.2 M[2]


Fleming's

6,718 SF	7.9% Cap Rate
Rental Increases:	1.75% Annually
Lease/Remaining:	20.0/16.8 Years
Credit Rating (S&P):	BB

2) Purchase price represents the price paid by Cole prior to the merger date.

36 www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc.

37 3.2% 2.9% 2.5% 2.2% 2.1% 1.7% 1.7% 1.7% 1.7% 1.6% 3.3% 3.3% 2.5% 2.1% 2.0% 2.0% 1.7% 1.7% 1.6% 1.6% Demographics: Retail & Restaurants www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. MSA DIVERSIFICATION: SINGLE-TENANT RETAIL MSA DIVERSIFICATION: RESTAURANTS # of Properties1 2015 Est. Population2 2015 Est. Average Household Income2 3-Mile 5-Mile 3-Mile 5-Mile Single-Tenant Retail 2,087 45,233 102,372 $61,810 $62,868 Restaurant 2,151 58,366 134,256 $64,048 $65,405 Anchored Shopping Centers 20 61,038 136,909 $72,237 $73,350 Total 4,258 51,504 117,487 $63,099 $64,291 52K 54K 83K VEREIT Strip Center Average (Non- Major MSAs) Strip Center Average (All Markets) 3-MILE AVERAGE POPULATION $63K $55K $65K VEREIT Strip Center Average (Non- Major MSAs) Strip Center Average (All Markets) 3-MILE AVERAGE HOUSEHOLD INCOME 1) VEREIT retail and restaurant demographic statistics excludes properties located in Canada (19) and Puerto Rico (2). 2) Demographic information provided by Nielsen Claritas. 3) Strip Center demographic metrics are sourced from Green Street Advisors 7/21/15 company report. 3 3 3 3 2 2

VEREIT INVESTOR DAY 2015

Property Type Analysis: Office

OFFICE STATISTICS *(Square feet in thousands)*

NUMBER OF OFFICE PROPERTIES	168
SQUARE FOOTAGE	17,251
WEIGHTED AVERAGE REMAINING LEASE TERM	7.4 YEARS
PERCENT INVESTMENT GRADE	72.9%
PERCENT FLAT LEASES	7.0%
PERCENT NNN LEASES	22.5%
PERCENT NN LEASES	64.3%

PROPERTY TYPES *(Square feet and dollars in thousands)*

	# Properties	Square Feet	Annualized Rental Income	%
CORPORATE HEADQUARTERS	21	4,763	$ 92,524	30%
CORPORATE OPERATIONS	82	11,257	$ 184,818	61%
MEDICAL OFFICE	62	970	$ 23,331	8%
CORPORATE - OTHER	3	261	$ 3,598	1%
TOTAL	168	17,251	$ 304,271	100%

Merrill Lynch

Hopewell, NJ (Trenton MSA) | $135.0 M[1]



481,854 SF	7.1% Cap Rate
Rental Increases:	2.3% Annually
Lease/Remaining:	12.0/9.4 Years
Credit Rating (S&P):	A

Banner Life

Urbana, MD (Washington D.C. MSA) | $38.2 M[1]



115,758 SF	7.0% Cap Rate
Rental Increases:	2.5% Annually
Lease/Remaining:	15.0/11.2 Years
Credit Rating (S&P):	AA-

MedAssets

Plano, TX (Dallas MSA) | $43.3 M[1]



230,621 SF	8.8% Cap Rate
Rental Increases:	2.0% Annually
Lease/Remaining:	15.0 /12.7 Years
Credit Rating (S&P):	BB-

Teva Pharmaceuticals

Malvern, PA (Philadelphia MSA) | $49.7 M[2]



187,653 SF	9.1% Cap Rate
Rental Increases:	2.0% Annually
Lease/Remaining:	9.5/7.3 Years
Credit Rating (S&P):	A-

1) Purchase price represents the price paid by Cole prior to the merger date.
2) Purchase price represents the price paid by CapLease prior to the merger date.

38 www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc.

39 VEREIT VEREIT TARGET VEREIT VEREIT TARGET Demographics: Office www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. # of Properties1 2015 Est. Population2 2015 Est. Average Household Income2 167 5-Mile 10-Mile 5-Mile 10-Mile 164,440 519,357 $75,655 $77,387 11.1% 9.5% 6.3% 4.6% 4.5% 3.9% 3.7% 3.5% 3.3% 3.0% MSA DIVERSIFICATION: OFFICE 10-MILE AVERAGE POPULATION 519K 400K – 600K 10-MILE AVERAGE HOUSEHOLD INCOME $77K $65K - $85K 1) VEREIT office demographic statistics excludes one property located in Puerto Rico. 2) Demographic information provided by Nielsen Claritas. 2 2

Property Type Analysis: Industrial and Distribution

VEREIT INVESTOR DAY 2015

INDUSTRIAL STATISTICS *(Square feet in thousands)*

NUMBER OF INDUSTRIAL PROPERTIES	174
SQUARE FOOTAGE	41,016
WEIGHTED AVERAGE REMAINING LEASE TERM	9.2 YEARS
PERCENT INVESTMENT GRADE	59.9%
PERCENT FLAT LEASES	27.3%
PERCENT NNN LEASES	49.4%
PERCENT NN LEASES	50.6%

PROPERTY TYPES *(Square feet and dollars in thousands)*

	# Properties	Square Feet	Annualized Rental Income	%
DISTRIBUTION	100	30,897	$ 149,060	73%
MANUFACTURING	51	4,992	$ 27,738	14%
WAREHOUSE	21	4,952	$ 26,832	13%
CORPORATE - OTHER	2	175	$ 683	0%
TOTAL	174	41,016	$ 204,313	100%

Amazon Portfolio (3)

2 States (MSA varies) | $186.6 M[1]



3,048,444 SF	6.4% Cap Rate
Rental Increases:	2.0% Annually
Avg. Lease/ Avg. Remaining:	15.0/11.3 Years
Credit Rating (S&P):	AA-

Tiffany & Co.

Parsippany, NJ (NY-N. NJ MSA) | $75.0 M[2]



367,740 SF	6.2% Cap Rate
Rental Increases:	8.0% Every 5 Yrs.
Lease/Remaining:	20.0/10.3 Years
Credit Rating (S&P):	BBB+

Hanesbrands

Rural Hall, NC (Winston-Salem MSA) | $32.3 M[1]


Hanes

930,451 SF	8.4% Cap Rate
Rental Increases:	2.0% Annually
Lease/Remaining:	15.0/11.0 Years
Credit Rating (S&P):	BB

ConAgra

Milton, PA (PA Non-Metro MSA) | $28.5 M[1]



718,910 SF	8.2% Cap Rate
Rental Increases:	7.7% Every 5 Years
Lease/Remaining:	10.5/6.0 Years
Credit Rating (S&P):	BBB-

1) Purchase price represents the price paid by Cole prior to the merger date.
2) Purchase price represents the price paid by CapLease prior to the merger date.

40 www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc.

41 Industrial Locations www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. 6.0% 4.8% 4.7% 4.5% 4.2% 3.6% 3.5% 3.4% 3.0% 3.0% Chicago, IL Jacksonville, FL Philadelphia, PA New York, NY Columbia, SC Stockton, CA Indianapolis, IN Houston, TX Riverside, CA Winston, NC MSA DIVERSIFICATION: INDUSTRIAL

42 The Future VEREIT Portfolio www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Actual Target Retail & Restaurant 62.1% 60-70% Office 22.7% 15-20% Industrial & Distribution 15.2% 15-20% Property Type Diversification

43 The Future VEREIT Portfolio www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Actual Target WALT 11.5 years ≥10 years Lease Rollover1: Annual Average 3.3% ≤5% Max for Single Year 4.4% ≤8% Same Store Growth2: 1.25-1.5% Q1 20153 1.0% Q2 20154 1.2% Flat Leases 19.5% 10-15% 1) July 1, 2015 through December 31, 2019. 2) Represents Contract Rental Revenue increase for properties that were owned for the entirety of the respective quarter in 2015 and 2014, except for properties during the current or prior year that were under development or redevelopment or had revenues that were reserved for in accordance with GAAP. 3) See Definitions for the reconciliation of Contract Rental Revenue for the three months ended March 31, 2015 to the nearest GAAP measure. 4) See Quarterly Supplemental filed on Form 8-K on August 6, 2015 for the reconciliation of Contract Rental Revenue to the nearest GAAP measure. Key Economic Metrics

44 The Future VEREIT Portfolio www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Actual Target Tenant 11.9% (Red Lobster) ≤5% Industry 18.8% (Casual dining) ≤10% State 12.9% (Texas) ≤10% Investment-Grade 47.4% 35-45% Concentration Diversification

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47 Glenn Rufrano Chief Executive Officer Bill Miller Executive Vice President, Investment Management President & CEO Cole Capital Brian Rivera Senior Vice President, Western Divisional Sales, Cole Capital Investment Management Capability

48 Investment Management Capability www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. 1) Represents total gross real estate and related assets, including net investments in unconsolidated entities, net of gross intangible lease liabilities. $19.2 Billion Book Value Total Assets $6.3 Billion Assets Under Management1 Open Funds CCPT V • CCIT II • Income NAV Closed Funds CCPT IV • TICs & DSTs A full-service real estate operating company with investment management capability. Cole Capital is a combination of Cole Capital distribution and Cole Capital investment management. Cole Capital investment management is a shared resource model with VEREIT.

49 www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Includes properties in CCPT IV, CCPT V, CCIT II and Cole Income NAV. Excludes unconsolidated joint ventures. Dollar amounts and square footage are approximate. Average remaining lease term is based on gross purchase price. The tenants pictured have been acquired by REIT programs sponsored by Cole Capital. Corporate tenants may also occupy numerous properties that are not owned by Cole Capital programs.

50 Product Lifecycle www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. $13.5 billion total capital raise1 $9.4 billion equity full-cycle liquidity1 1) Equity raised includes DRIP. 2) Represents weighted average annualized return of CCPT, CCPT II, CCPT III and CCIT based on equity raise, assuming initial investment was made on the date the respective program broke escrow at the gross offering price of $10 per share and that all annualized dividends were reinvested. In regards to CCPT, calculation assumes no redemptions were made during the holding period and the entire investment was sold at the time of the tender offer. In regards to CCPT II and CCPT III, the annualized return assumes the investment was sold 90 days after the respective liquidity event. In regards to CCIT, the annualized return assumes average investor split of 60% cash and 40% stock, cash consideration paid at $10.50 per share, a stock conversion ratio of 0.36 shares of Select Income REIT paid for each CCIT share and a trade date of January 29, 2015 for SIR shares. 9.1% Average Annualized Return2 Through four liquidity events

51 Closed Offering: CCPT IV www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. PORTFOLIO SUMMARY INVESTMENT FOCUS NET LEASE RETAIL ANNUALIZED DISTRIBUTION RATE 6.25% DISTRIBUTIONS DECLARED $339.9 MILLION EQUITY RAISE1 $2.9 BILLION OFFERING PERIOD2 JANUARY 26, 2012 – FEBRUARY 24, 2014 GROSS REAL ESTATE INVESTMENTS $4.4 BILLION TOTAL SQUARE FEET 22.3 MILLION PROPERTIES2 828 TENANT CONCEPTS 503 STATES/TERRITORIES 45 AVG. REMAINING LEASE TERM 11.1 YEARS OCCUPANCY RATE 98.0% 1) Represents gross proceeds, excluding DRIP. 2) As of February 24, 2014, CCPT IV no longer accepted subscription agreements in connection with the Offering because it had received subscription agreements that allowed it to reach the maximum primary offering. CCPT IV ceased issuing shares in the offering on April 4, 2014. 3) Excludes unconsolidated joint ventures. PROPERTY TYPE DIVERSIFICATION GEOGRAPHIC REGION SINGLE-TENANT RETAIL 56.5% ANCHORED SHOPPING CENTERS 40.6% OTHER 2.9% EAST 21.0% MIDWEST 26.1% SOUTH 33.5% WEST 19.4%

52 Open Offering: CCPT V www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. SINGLE-TENANT RETAIL 63.6% EAST 17.9% SOUTH 44.4% PORTFOLIO SUMMARY INVESTMENT FOCUS NET LEASE RETAIL ANNUALIZED DISTRIBUTION RATE 6.30% DISTRIBUTIONS DECLARED $9.4 MILLION EQUITY RAISE1 $190.8 MILLION INITIAL OFFERING PERIOD2 MARCH 17, 2014 – MARCH 17, 2016 GROSS REAL ESTATE INVESTMENTS $455.5 MILLION TOTAL SQUARE FEET 2.3 MILLION PROPERTIES 109 TENANT CONCEPTS 105 STATES/TERRITORIES 27 AVG. REMAINING LEASE TERM 12.1 YEARS OCCUPANCY RATE 99.3% MIDWEST 23.6% WEST 14.1% ANCHORED SHOPPING CENTERS 36.4% 1) Represents gross proceeds, excluding DRIP. 2) Offering may be extended by an additional year with CCPT V board approval. PROPERTY TYPE DIVERSIFICATION3 GEOGRAPHIC REGION

53 Open Offering: CCIT II www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. PORTFOLIO SUMMARY INVESTMENT FOCUS NET LEASE OFFICE & INDUSTRIAL ANNUALIZED DISTRIBUTION RATE 6.30% DISTRIBUTIONS DECLARED $14.9 MILLION EQUITY RAISE1 $297.7 MILLION INITIAL OFFERING PERIOD SEPTEMBER 17, 2013 – SEPTEMBER 17, 2016 GROSS REAL ESTATE INVESTMENTS $647.5 MILLION TOTAL SQUARE FEET 7.2 MILLION PROPERTIES 23 TENANT CONCEPTS 19 STATES/TERRITORIES 15 AVG. REMAINING LEASE TERM 10.7 YEARS OCCUPANCY RATE 100.0% 1) Represents gross proceeds, excluding DRIP. SINGLE-TENANT INDUSTRIAL 49.5% SINGLE-TENANT OFFICE 50.5% EAST 22.6% WEST 31.4% SOUTH 10.5% GEOGRAPHIC REGION MIDWEST 35.5% PROPERTY TYPE DIVERSIFICATION2

54 Open Offering: Cole Income NAV www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. PORTFOLIO SUMMARY INVESTMENT FOCUS NET LEASE RETAIL, OFFICE & INDUSTRIAL; SHOPPING CENTERS ANNUALIZED DISTRIBUTION RATE 5.38% (W/A) | 5.37% (I) DISTRIBUTIONS DECLARED $12.3 MILLION EQUITY RAISE1 $148.0 MILION OFFERING PERIOD PERPETUAL GROSS REAL ESTATE INVESTMENTS $217.5 MILLION TOTAL SQUARE FEET 1.6 MILLION PROPERTIES 72 TENANT CONCEPTS 59 STATES/TERRITORIES 27 AVG. REMAINING LEASE TERM 11.6 YEARS OCCUPANCY RATE 99.6% 1) Represents gross proceeds, excluding DRIP. SINGLE-TENANT RETAIL 57.9% EAST 11.3% SOUTH 40.5% MIDWEST 40.5% WEST 7.7% ANCHORED SHOPPING CENTERS 16.1% INDUSTRIAL 23.8% OFFICE 2.2% PROPERTY TYPE DIVERSIFICATION2 GEOGRAPHIC REGION Cole Income NAV is compliant with FINRA 15-02

55 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 $600 January February March April May June July August September October November December 2014 Capital Raised 2015 Capital Raised Capital Raise Comparison Dollars in millions1 www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. 1) Represents gross proceeds, excluding DRIP, from all Cole Capital open programs during their primary offering period (CCPT IV, CCPT V, Cole Income NAV and CCIT II). 2) As of February 24, 2014, CCPT IV no longer accepted subscription agreements in connection with the offering because it had received subscription agreements that allowed it to reach the maximum primary offering. CCPT IV ceased issuing shares in the offering on April 4, 2014 CCPT IV stopped accepting subscription agreements as of February 24, 20142

56 Looking Ahead » Reinstatement of selling agreements » Corporate governance at the fund level » Future product offerings » 2016 Regulatory Environment » FINRA Customer Account Statement Rule » DOL Fiduciary Rule Proposal www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc.

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59 Glenn Rufrano Chief Executive Officer Mike Sodo Executive Vice President, Chief Financial Officer & Treasurer Gavin Brandon Chief Accounting Officer Roadmap to Investment Grade Metrics

Capitalization Snapshot

Diluted Shares and Units Outstanding and Dollars in thousands, except per share values

VEREIT
INVESTOR DAY
2015



Common Equity	41.9%
Secured Debt	19.8%
Corporate Bonds	14.1%
Revolving Credit Facility	7.2%
Preferred Equity	6.0%
Unsecured Term Loan	5.5%
Convertible Term Notes	5.5%

Fixed Rate	72.5%
Swapped to Fixed Rate	13.7%
Variable Rate	13.8%

	Wtd. Avg. Maturity (Years)	Interest Rate	6/30/2015
Diluted Shares and Units Outstanding			929,697
Stock Price			$8.13
Implied Equity Market Capitalization			**$7,558,437**
Series F Perpetual Preferred		**6.7%**	**$1,070,853**
Mortgage Notes Payable	6.8	5.0%	3,514,540
KBC Secured Term Loan	2.5	5.8%	37,299
Total Secured Debt	**6.8**	**5.0%**	**$3,551,839**
Senior Credit Facility:			
Unsecured Term Loan (Swapped to Fixed)	3.0	3.3%	1,000,000
Revolving Credit Facility	3.0	2.0%	1,300,000
Total Unsecured Credit Facility	**3.0**	**2.6%**	**2,300,000**
3-year Unsecured Bonds	1.6	2.0%	1,300,000
5 year Unsecured Bonds	3.6	3.0%	750,000
5-year Convertible Term Notes	3.1	3.0%	597,500
7-year Convertible Term Notes	5.5	3.8%	402,500
10-year Unsecured Bonds	8.6	4.6%	500,000
Total Unsecured Debt	**3.4**	**2.8%**	**$5,850,000**
Total Debt	**4.7**	**3.6%**	**$9,401,839**
Total Capitalization			**$18,031,129**
Less: Cash & Cash Equivalents			*121,651*
Net Debt			**9,280,188**
Enterprise Value			**$17,909,478**
Net Debt / Enterprise Value			51.8%
Net Debt / Normalized EBITDA Annualized[1]			*7.50x*
Net Debt + Preferred / Normalized EBITDA Annualized[1]			*8.37x*
Fixed Charge Coverage			*2.69x*
Liquidity[2]			*$1,121,651*

1) See Quarterly Supplemental filed on Form 8-K on August 6, 2015 for the reconciliation of Normalized EBITDA to the nearest GAAP measure. 2) 6/30/2015 availability reflects a reduction in the total capacity of the revolving credit facility from $2.6 billion to $2.3 billion due to July 31, 2015 amendment. As a result, liquidity is equivalent to $1.0 billion of revolving credit facility availability and $122 million of cash and cash equivalents.

60 www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc.

61 $15,360 $264,751 $1,765,612 $3,130,951 $1,046,006 $3,179,159 $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 Other debt Convertible debt Corporate bonds Unsecured credit facility Mortgage notes payable Debt Maturities www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Manageable debt maturity profile with minimal maturities prior to 2017. 1) One-year extension option available to the Company, subject to no existing default, an extension fee and other customary provisions Dollars in thousands 1

62 Roadmap to Investment Grade Metrics www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. EOY 2016 Target 6.0x-7.0x > 2.2x > 60.0% Long-Term Target 5-6 years 12/31/2014 7.77x 2.73x 63.5% 12/31/2014 4.7 years Investment Grade Metrics Net Debt / Normalized EBITDA1 Fixed Charge Coverage Unencumbered Assets Investment Grade Metric Weighted Average Debt Term 9/30/2014 8.34x 2.55x 61.9% 9/30/2014 5.1 years 3/31/2015 7.57x 2.61x 62.5% 3/31/2015 4.8 years 6/30/2015 7.50x 2.69x 64.1% 6/30/2015 4.7 years 1) See Quarterly Supplemental filed on Form 8-K on August 6, 2015 for the reconciliation of Normalized EBITDA to the nearest GAAP measure.

63 Dividend Policy www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Peer group averages, shown in orange, exclude VEREIT. 1) Peer ratios based on most-recent filed annualized dividend and SNL financial consensus 2015 AFFO. VEREIT ratio based on an annualized dividend of $0.55 and midpoint of 2015 AFFO guidance of $0.815. See press release filed on Form 8-K on August 6, 2015 for a reconciliation of the 2015 AFFO guidance to the nearest GAAP measure. 2) SNL financial as of September 4, 2015 with a VER share price of $8.00. 67.5% 77.6% 77.7% 80.0% 84.1% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% VER (1) WPC NNN SRC O AFFO Payout Ratio1 79.8% 5.1% 5.3% 6.7% 6.9% 7.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% NNN O WPC VER SRC Dividend Yield2 6.1%

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66 Glenn Rufrano Chief Executive Officer Lauren Goldberg Executive Vice President, General Counsel & Secretary Supporting the Business Plan and Foundation

67 Since April 1, 2015, the VEREIT Board has been largely reconstituted www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Establishing Best-in-Class Corporate Governance » Hugh R. Frater Non-Executive Chairman Chairman, Berkadia » Glenn J. Rufrano Director Chief Executive Officer, VEREIT, Inc. » Bruce D. Frank Independent Director Former Senior Partner, Ernst & Young LLP » Mark S. Ordan Independent Director Executive Chairman of WP Glimcher » Julie G. Richardson Independent Director Former Partner and Managing Director, Providence Equity » David B. Henry Independent Director Nominee1 Vice Chairman and Chief Executive Officer, Kimco Realty Corporation » Eugene A. Pinover Independent Director Nominee1 Of Counsel, Willkie Farr & Gallagher LLP 1) William G. Stanley and Thomas A. Andruskevich notified the Company's Board of Directors that they have decided not to seek re-election to the Board. As such, two new independent directors, David B. Henry and Eugene A. Pinover are up for election at the Annual Meeting of Stockholders on September 29, 2015.

68 Four significant improvements were announced on August 6, 2015 www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Establishing Best-in-Class Corporate Governance 1. Opted-out of Maryland Anti-Takeover Statutes 2. Majority Voting for Uncontested Director Elections 3. Stockholder Rights Plan Limits 4. Proxy Access

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72 Building a Foundation for Growth » We are committed to establishing best-in-class corporate governance » We are on the path to investment grade metrics » Cole Capital is well-positioned » We have a strong portfolio that will only get stronger » We are executing on our business plan » We are a full service real estate operating company with investment management capability www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc.

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77 Definitions www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Annualized Rental Income is rental revenue under our leases reflecting straight-line rent adjustments associated with contractual rent increases in the leases as required by GAAP, which includes the effect of any tenant concessions, such as free rent, and excludes any contingent rent, such as percentage rent. Cap Rate equals the estimated future 12-month NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases. Contract Rental Revenue used in the same store growth calculation includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and excludes GAAP adjustments, such as straight-line rent and amortization of above market lease assets and below market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease. The Company believes that Contract Rental Revenue is a useful supplemental measure to investors and analysts for assessing the performance of the Company's REI segment, although it does not represent revenue that is computed in accordance with GAAP. Therefore, Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies. Contract Rent FY 2014 and Q1 2015 Year Ended 12/31/14 Three Months Ended 3/31/15 Rental income - as reported $1,271,574 $ 342,759 Direct financing income - as reported 3,603 741 Adjustments Straight line rent (75,171) (19,107) Amortization of below-market lease liabilities, net of amortization of above-market lease assets 5,900 1,007 Net direct financing lease adjustments 1,595 495 Other non-contract rental revenue (1,307) (17) Contract Rental Revenue $1,206,194 $325,878 The table below shows the reconciliation of Contract Rental Revenue for the periods indicated. (Dollars in thousands.)

78 Definitions www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Double Net Lease (NN) is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some, or all, major repairs (e.g. roof, structure, parking lot). EBITDA and Normalized EBITDA Normalized EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude one- time items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible, straight- line rental revenue, unrealized gains or losses on derivatives, amortization of intangibles, deferred financing costs, and above and below market lease amortization. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of the Company's business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore, Normalized EBITDA should not be considered as an alternative to net income or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies. Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt. Fixed Charge Coverage Ratio is the sum of (i)interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of deferred financing costs, premiums and discounts, (ii) secured debt principal amortization and (iii) dividends attributable to preferred shares divided by Normalized EBITDA.

79 Definitions www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Funds from Operations and Adjusted Funds from Operations Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a measure known as funds from operations ("FFO"), which we believe to be an appropriate supplemental measure to reflect the operating performance of a REIT. The use of FFO, a non-GAAP supplemental financial performance measure, is recommended by the REIT industry as a supplemental performance measure. FFO is not equivalent to our net income or loss as determined under U.S. GAAP. NAREIT defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. Our FFO calculation complies with NAREIT's policy described above. In addition to FFO, we use Adjusted Funds From Operations ("AFFO") as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition related costs, merger and other non-routine transaction costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible, straight-line rental revenue, unrealized gains or losses on derivatives, amortization of intangibles, deferred financing costs, above and below market lease amortization as well as equity-based compensation. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time, including after we cease to acquire properties on a frequent and regular basis. AFFO also allows for a comparison of the performance of our operations with other traded REITs that are not currently engaging in acquisitions and mergers, as well as a comparison of our performance with that of other traded REITs, as AFFO, or an equivalent measure, is routinely reported by traded REITs, and we believe often used by analysts and investors for comparison purposes. For all of these reasons, we believe FFO and AFFO, in addition to net loss and cash flows from operating activities, as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net loss or to cash flows from operating activities, and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. AFFO may provide investors with a view of our future performance and future dividend policy. However, because AFFO excludes items that are an important component in an analysis of the historical performance of a property, AFFO should not be construed as a historic performance measure. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.

80 Definitions www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Gross Real Estate Investments represent total gross real estate and related assets, including net investments in unconsolidated entities, investment in direct financing leases, investment securities backed by real estate, such as CMBS, and loans held for investment, net of gross intangible lease liabilities. Implied Equity Market Capitalization equals shares of common stock outstanding, including restricted stock awards, multiplied by the closing sale price of the Company's stock as reported on NASDAQ (we traded on such exchange as of June 30, 2015). Net Debt is a calculation to show the Company's outstanding principal balance, excluding certain GAAP adjustments, such as premiums and discounts, less all cash and cash equivalents. We believe that the presentation of net debt provides useful information to investors because our management reviews net debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. Net Debt to Normalized EBITDA equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four. Normalized EBITDA includes full-year real estate activities adjusted for mid-period acquisitions and normalized full-year activity for Cole Capital, less cash, general and administrative expenses and property operating expenses. Total Debt is the Company's outstanding principal balance, excluding certain GAAP adjustments, such as premiums and discounts. Triple Net Lease (NNN) is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).

81 Cole Capital – Product Definitions www.VEREIT.com | NYSE: VER | © 2015 VEREIT, Inc. Cole Corporate Income Trust, Inc. (CCIT) was a sponsored non-listed REIT with an offering period from June 2011 through September 2013. CCIT merged with Select Income REIT (SIR) in January 2015. Cole Office and Industrial REIT (CCIT II), Inc. is a sponsored non-listed REIT with an initial offering period from September 2013 through September 2016. 2 Cole Credit Property Trust, Inc. (CCPT) was a sponsored non-listed REIT with an offering period from April 2004 through September 2005. CCPT was acquired by the Company in May 2014. Cole Credit Property Trust II, Inc. (CCPT II) was a sponsored non-listed REIT with an offering period from September 2005 through January 2009. CCPT II merged with Spirit Realty Capital, Inc. in July 2013. Cole Credit Property Trust III, Inc. (CCPT III) was a sponsored non-listed REIT with an offering period from October 2008 through April 2012. CCPT III was renamed Cole Real Estate Investments, Inc. and listed on the NYSE in June 2013. CCPT III then merged with the Company in February 2014. Cole Credit Property Trust IV, Inc. (CCPT IV) is a sponsored non-listed REIT with an offering period from January 2012 through February 2014. 1 Cole Credit Property Trust V, Inc. (CCPT V) is a sponsored non-listed REIT with an initial offering period from March 2012 through March 2016. 2 Cole Real Estate Income Strategy (Daily NAV), Inc. (Cole Income NAV) is a continuously offered, sponsored non-listed public REIT that provides daily valuation and provides investors opportunities for daily purchases and redemptions.3 1) As of February 24, 2014, CCPT IV no longer accepted subscription agreements in connection with the Offering because it had received subscription agreements that allowed it to reach the maximum primary offering. CCPT IV ceased issuing shares in the Offering on April 4, 2014. 2) Offering may be extended by an additional year with respective fund’s board approval. 3) Cole Income NAV is designed to provide daily liquidity to investors under most investing conditions. Each calendar quarter, net redemptions are generally limited to 5% of total net assets at the end of the previous quarter. If net redemptions reach the five percent limit, no further redemptions will be processed that quarter. Cole Capital will begin accepting redemption requests again on the first business day of the next calendar quarter, but will apply the five percent quarterly limitation on redemptions on a per-stockholder basis, instead of a first-come, first-served basis. The Board of Directors has discretion to further limit or suspend redemptions, if in the best interests of shareholders of Cole Income NAV.

EXECUTIVE MANAGEMENT TEAM



Glenn J. Rufrano

Chief Executive Officer

Mr. Rufrano provides strategic direction for VEREIT's business and oversees the daily operations of the Company with support from his management team. He is responsible for communicating VEREIT's business plan and real estate operating capabilities to tenants, stakeholders and employees. Since assuming the CEO role on April 1, 2015, Mr. Rufrano has been integral in a number of key initiatives including implementation of a business plan, enhanced corporate governance, reconstitution of the Board, re-naming and re-branding the Company, improved internal systems and processes, and re-alignment of internal resources to better support the business.

Previous Experience: Chairman and Chief Executive Officer of O'Connor Capital Partners; President and Chief Executive Officer of Cushman & Wakefield Inc.; Chief Executive Officer of Centro Properties Group and Chief Executive Officer of Centro Properties Group U.S.; Chief Executive Officer of New Plan Excel Realty Trust, Inc.; Current Board of Directors: Ventas; Previous Board of Directors: Trizec Properties, Inc., Criimi Mae Inc., General Growth Properties

Education: Bachelor of Arts degree from Rutgers University and Master of Science in Management and Real Estate from Florida International University



Lauren Goldberg

Executive Vice President, General Counsel & Secretary

Ms. Goldberg oversees the Company's legal and regulatory affairs, including securities and public filings, litigation, regulatory matters, real estate and financing activities. Additionally, she oversees the Company's compliance and risk management functions. Ms. Goldberg also serves as the Corporate Secretary and works closely with the Company's Board of Directors on all business and corporate governance matters.

Previous Experience: Executive Vice President, General Counsel and Chief Compliance Officer for Revlon; Senior Vice President – Law for MacAndrews & Forbes Inc.; Assistant United States Attorney for the United States Attorney's Office in the Southern District of New York; an Associate with Stillman & Friedman, P.C. and Fried, Frank, Harris, Shriver & Jacobson LLP; an Associate at Coopers & Lybrand

Education: Bachelor degree in Accounting from the Wharton School, University of Pennsylvania and a Juris Doctor from the Columbia Law School

68˚68˚ 68˚ 68˚ Paul McDowell President, Of_f_i ce & Industrial Group & Co-Head Real Estate Mr. McDowell jointly oversees VEREIT’s real estate and operational activities and is responsible for the company’s of_f_i ce and industrial portfolio including acquisitions, dispositions, sale-leasebacks and build-to-suits. Mr. McDowell serves on VEREIT’s Investment Committee which reviews each asset to be acquired, or disposed of, to ensure alignment with the company’s investment objectives. Previous Experience: Founder of CapLease and served as Chief Executive Of_f_i cer, Chairman of the Board, Senior Vice President, General Counsel and Secretary; Corporate counsel for Sumitomo Corporation of America; Associate in the corporate department at the Boston law f_i rm of Nutter, McClennen & Fish Education: Bachelor of Arts degree from Tulane University and a Juris Doctor with honors from Boston University School of Law Bill Miller Executive Vice President, Investment Management; President and CEO, Cole Capital Mr. Miller provides strategic direction and oversees all aspects of the management of Cole Capital, including external and internal sales, product development and due diligence, broker- dealer relationship management, securities operations and capital markets. He works closely with VEREIT’s real estate teams to maximize the shared services model to build, manage and operate strong portfolios. Previous Experience: Senior Vice President and Director of National Accounts for American Funds; REIT product management positions, as well as sales and wholesale distribution leadership positions, with Realty Capital Securities, AXA Equitable Distributors and Lincoln Financial Distributors Education: Bachelor of Arts degree in English from Hobart College

68˚68˚ 68˚ 68˚ Thomas W. Roberts Executive Vice President & Co-Head Real Estate Mr. Roberts jointly oversees VEREIT’s real estate investment and operational activities, including single-tenant retail, of_f_i ce and industrial, and multi-tenant retail. In addition, Mr. Roberts is responsible for VEREIT’s sale-leaseback transactions, build-to- suits and dispositions. He also serves as chairman of VEREIT’s Investment Committee. Previous Experience: President and Chief Executive Of_f_i cer of Opus West Corporation; Vice President, Real Estate Development for the Koll Company Education: Bachelor of Science degree in Finance with a specialization in Real Estate from Arizona State University Michael J. Sodo Executive Vice President, Chief Financial Of_f_i cer and Treasurer Mr. Sodo partners with the Chief Executive Of_f_i cer to handle all capital markets activities and communication with rating agencies, lenders and investors. Mr. Sodo also oversees debt covenant compliance and projections. Additionally, he provides oversight and support to the accounting team, as well as various accounting related functions while working closely with the Chief Accounting Of_f_i cer. Mr. Sodo also serves on VEREIT’s Investment Committee. Previous Experience: Senior Vice President, Director of Financial Reporting and Treasurer at Capital Automotive; auditor for KPMG LLP Education: Bachelor Degree in Business Administration from the College of William & Mary

Gavin Brandon Senior Vice President & Chief Accounting Of_f_i cer Mr. Brandon oversees f_i nancial reporting, accounting and tax, and partners with the Chief Financial Of_f_i cer to support internal audit, f_i nancial planning and analysis, as well as information technology business functions. He also serves on several operating committees that support VEREIT’s business segments and corporate strategy. Additionally, Mr. Brandon serves as the Chairman of the Company’s Disclosure Committee that oversees all public f_i lings. Previous Experience: Chief Financial Of_f_i cer and Treasurer, Managed Of_f_i ce and Industrial REITs, Private Capital Markets at Cole Capital; Principal Accounting Of_f_i cer of Cole Credit Property Trust II, Inc., Cole Corporate Income Trust, Inc. and Cole Corporate Income Advisors, LLC; Senior Manager for Deloitte & Touche LLP in the f_i rm’s national of_f_i ce within real estate services Education: Bachelor Degrees in Accounting and Spanish from Weber State University Karen Halpert Senior Vice President, Head of Property Management Ms. Halpert is responsible for maximizing the operational and f_i nancial performance of VEREIT’s owned and managed portfolios of retail, restaurant, of_f_i ce and industrial properties. Her team is responsible for all operational aspects including day-to-day management, budget preparation, tenant relations, vendor management, construction management and oversight of property f_i nancial performance. Previous Experience: Property management, asset management and leasing leadership roles with Related Urban Management, RREEF Management Company, Cabot Industrial Trust and CB Richard Ellis Education: Bachelor of Science degree in Accounting from Arizona State University and holds an Arizona Real Estate Brokers License 68˚45˚ 68˚ 68˚

Glenn Kindred Executive Vice President, Restaurants Mr. Kindred is responsible for overseeing restaurant acquisitions, sale-leasebacks, asset management, build-to-suits and other restaurant partnership programs. He also serves on VEREIT’s Investment Committee. Previous Experience: Managing Director of GE Capital’s Franchise Real Estate Equity; Senior Vice President at Trustreet Properties; CNL Financial Group, where he oversaw credit underwriting and asset management Education: Bachelor of Arts degree in Economics from Stetson University, a Master of Business Administration degree from Florida Atlantic University, and a Master of Science degree in International Real Estate from Florida International University Brian McGlynn Senior Vice President, Underwriting Mr. McGlynn is responsible for overseeing the real estate underwriting for all acquisition pursuits for VEREIT’s owned and managed portfolios, ensuring all transactions meet the investment objectives of the various funds. He and his team also are responsible for the ongoing credit monitoring of tenants within the portfolios. Mr. McGlynn was responsible for founding the Company’s underwriting department, implementing transaction and credit review procedures, and formulating a new deal review process. Previous Experience: Vice President of Operations for Lowe Enterprises Real Estate Group; an auditor with E&Y Kenneth Leventhal (the real estate division of Ernst & Young) Education: Earned three Bachelor of Science degrees from Northern Arizona University: Accounting, Corporate Finance and Business Administration 68˚45˚ 68˚ 68˚

Brian Rivera Senior Vice President, Western Divisional Sales Mr. Rivera is responsible for managing Cole Capital’s sales team for the Western half of the United States. His responsibilities include sales and marketing strategy, monitoring sales performance, ongoing training and relationship management with key clients. Mr. Rivera previously served as an external wholesaler for Cole Capital and was regularly one of the top performing producers. Previous Experience: Regional Vice President for KBS Capital Markets; Regional Vice President at MetLife Investors Education: Bachelor of Arts from Franklin and Marshall College Brett Sheets, CRX, CLS Senior Vice President, Leasing Mr. Sheets leads VEREIT’s national leasing team, working alongside its members to attract new tenants and retain existing tenants throughout the company’s owned and managed portfolios. He also works closely with internal departments to help source and analyze acquisitions, dispositions and development opportunities while managing VEREIT’s national network of external brokers responsible for marketing current leasing opportunities. Previous Experience: Vice President of Real Estate for Cold Stone Creamery; Director of Leasing for The Rubin Companies, Inc. Education: Bachelor of Arts degree in Business Administration from University of Arizona Mark Selman Senior Vice President, Asset Management Mr. Selman is responsible for asset management, property re- positioning and yield maintenance for VEREIT’s owned and managed portfolios of retail, restaurant, of_f_i ce and industrial properties. Key responsibilities include portfolio strategy, portfolio optimization, ongoing portfolio monitoring and analysis, and disposition strategy. Previous Experience: Vice President with McMillin Commercial; Senior Vice President of Portfolio Management at Realty Income Corporation; Senior Manager with KPMG Peat Marwick’s Real Estate Consulting Group Education: Master of Business Administration, Bachelor of Science in Business Administration (Finance) and Bachelor of Arts in Psychology from San Diego State University 68˚45˚ 68˚ 68˚